EXHBIT 10.2

OPTION AGREEMENT AMENDMENT
KINDRED BIOSCIENCES, INC.
2016 EQUITY INCENTIVE PLAN
This Option Agreement Amendment (this “Amendment”) is made and entered into as of the date set forth on the signature page of this Amendment by and between Kindred Biosciences, Inc., a Delaware corporation (“KindredBio”), and the option holder (the “Option Holder”) whose name is set forth on the signature page of this Amendment.
RECITALS
A.    KindredBio has granted one or more options (the “Options”) to the Option Holder under KindredBio’s 2016 Equity Incentive Plan (the “2016 Plan”). The Options entitle the Option Holder to purchase shares of KindredBio’s common stock upon the satisfaction of the vesting and other requirements described in one or more Stock Option Grant Notices (the “Option Grant Notices”) and Option Agreements (the “Option Agreements”) entered into by KindredBio and the Option Holder.
B.    The signature page of this Amendment lists each Option Grant Notice and Option Agreement under the 2016 Plan to which the Option Holder is a party. The signature page of this Amendment also lists the number of shares of common stock that are the subject of each such Option Grant Notice.    Each Option Grant Notice describes the vesting schedule for the Option that is the subject of the Option Grant Notice.
C.    Section (2)(b)(iv) of the 2016 Plan states that KindredBio’s Board of Directors has the power and authority to accelerate the time at which an Option may first be exercised or the time during which an Option shall vest. Furthermore, Section (9)(c)(iii) of the 2016 Plan states that, in the event of a Corporate Transaction, KindredBio’s Board of Directors has discretion to accelerate the vesting of the Options to a date prior to the effective time of the Corporate Transaction. Section 13(n) of the 2016 Plan defines a Corporate Transaction as including, among other transactions, a merger following which KindredBio is not the surviving corporation and a merger in which KindredBio is the surviving corporation but in which its outstanding shares of common stock are exchanged for other property, whether in the form of securities, cash, or other consideration
D.    KindredBio and the Option Holder desire to agree in this Amendment that any and all unvested Options granted to the Option Holder under the 2016 Plan and listed on the signature page of this Amendment shall vest immediately prior to the consummation of a Corporate Transaction, if the Options have not expired prior to the consummation of the Corporate Transaction and if the Option Holder’s Continuous Service (as defined in Section 13(m) of the 2016 Plan) with KindredBio has not terminated prior to the consummation of the Corporate Transaction.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, KindredBio and the Option Holder hereby agree as follows:

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1.    Vesting of Options upon a Corporate Transaction.
(a)Immediately prior to the consummation of a Corporate Transaction, any and all unvested Options granted to the Option Holder under the 2016 Plan and listed on the signature page of this Amendment shall vest in full and become exercisable by the Option Holder, if the Options have not expired by the terms of the Option Grant Notices and Option Agreements prior to the consummation of the Corporate Transaction and if the Option Holder’s Continuous Service with KindredBio or an Affiliate of KindredBio as an Employee, a Director, or a Consultant has not terminated prior to the consummation of the Corporate Transaction. For purposes of this Amendment, the terms Corporate Transaction, Continuous Service, Affiliate, Employee, Director, and Consultant shall have the same meanings as are set forth in the 2016 Plan for such terms.
(b)    The Options described above in Section 1(a) shall terminate and shall no longer be exercisable if they are not exercised by the Option Holder in accordance with the terms of the Option Grant Notices and Option Agreements at or prior to the effective time of the Corporate Transaction. KindredBio shall provide the Option Holder with prior notice of the Corporate Transaction in order to permit the Option Holder to exercise the Options that vest pursuant to Section 1(a).
2.    No Other Changes to the Option Grant Notices and Option Agreements. Except as expressly amended by this Amendment, all of the terms of the Option Grant Notices and Option Agreements shall remain in full force and effect. Furthermore, all of the provisions of the 2016 Plan (including, without limitation, Section 9(c) relating to Corporate Transactions) shall remain in full force and effect.
3.    Counterparts. This Amendment may be executed in two counterparts, including by facsimile, by e-mail in PDF format, or by other electronic means, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date set forth below.

DATE OF AMENDMENT: __________________

KINDRED BIOSCIENCES, INC.

Signature: _______________________________

Print Name: ______________________________

Title: ___________________________________

OPTION HOLDER

Signature: ________________________________

Print Name: _______________________________

OPTIONS GRANTED TO OPTION HOLDER UNDER THE 2016 EQUITY INCENTIVE PLAN:

Date of Option Grant Notice(s) and Option Agreement(s) and Number of Option Shares Covered by Each Option Grant Notice:

_________________________________________

_________________________________________

_________________________________________

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